UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 27, 2016

S&P GLOBAL INC.
(Exact Name of Registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	1-1023 (Commission File No.)	13-1026995 (IRS Employer Identification No.)

55 Water Street, New York, New York 10041
(Address of Principal Executive Offices) (Zip Code)
(212) 438-1000
(Registrant’s telephone number, including area code)
McGraw Hill Financial, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 27, 2016, S&P Global Inc. (f/k/a McGraw Hill Financial, Inc.) (the “Company”) held its Annual Meeting of Shareholders (the “2016 Annual Meeting”). As described in Item 5.07 of this Current Report on Form 8-K, at the 2016 Annual Meeting, the Company’s shareholders voted on and approved an amendment to the Company’s Restated Certificate of Incorporation to change the name of the Company to “S&P Global Inc.” from “McGraw Hill Financial, Inc.” As further described in Item 5.07 of this Current Report on Form 8-K, at the 2016 Annual Meeting, the Company’s shareholders also voted on and approved an amendment to the Company’s Restated Certificate of Incorporation to provide that the Company's Board of Directors shall consist of not less than 8 persons. The Company filed a Certificate of Amendment of the Company’s Certificate of Incorporation, as approved by the Company’s shareholders, with the Department of State of the State of New York on April 27, 2016.
A copy of the Company’s Amended and Restated Certificate of Incorporation, dated April 27, 2016, is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.
Effective April 27, 2016, the Board of Directors of the Company voted to amend and restate the Company's By-Laws to conform the size range of the Board of Directors to the Amended and Restated Certificate of Incorporation. Article III, paragraph 1 of the Amended and Restated By-Laws has been amended to provide that the Board of Directors shall have power from time to time and at any time, by vote of a majority of the total number of directors which the Company would have if there were no vacancies on the Board, to increase or reduce the number of directors constituting the Board of Directors to such number (subject to any limits contained in the certificate of incorporation) as the Board of Directors shall determine, but in no event to less than eight (8).
A copy of the Company’s By-Laws, as amended and restated on April 27, 2016, is filed as Exhibit 3.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Shareholders on April 27, 2016. The following is a summary of the voting results for each matter presented to shareholders at the Annual Meeting.

Proposal 1: Election of Directors
The Company’s shareholders elected the persons nominated as Directors of the Company as set forth below:

Nominees	For	Against	Abstain	Broker Non-Votes
Sir Winfried Bischoff	218,931,366	4,347,799	1,383,360	15,395,122
William D. Green	222,767,201	1,581,231	314,093	15,395,122
Charles E. Haldeman, Jr.	222,728,342	1,624,219	309,963	15,395,122
Rebecca Jacoby	222,759,917	1,595,310	307,297	15,395,122
Hilda Ochoa-Brillembourg	221,588,961	2,763,190	310,373	15,395,122
Douglas L. Peterson	221,454,118	2,933,037	275,369	15,395,122
Sir Michael Rake	222,533,950	1,815,328	313,247	15,395,122
Edward B. Rust, Jr.	219,384,775	3,905,625	1,372,124	15,395,122
Kurt L. Schmoke	220,111,467	3,170,368	1,380,689	15,395,122
Richard E. Thornburgh	222,740,800	1,637,850	283,874	15,395,122
Proposal 2: Proposal to approve an amendment to the Company's Restated Certificate of Incorporation to change the name of the Company to "S&P Global Inc." from "McGraw Hill Financial, Inc.":

For	Against	Abstain
237,627,448	2,086,422	343,776
Proposal 3: Proposal to approve an amendment to the Company's Restated Certificate of Incorporation to provide that the Company's Board of Directors shall consist of not less than 8 persons:

For	Against	Abstain
237,785,299	2,002,390	269,957
Proposal 4: Proposal to approve, on an advisory basis, the executive compensation program for the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
219,027,092	3,757,231	1,878,202	15,395,122
Proposal 5: Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent Registered Public Accounting Firm for 2016:

For	Against	Abstain
236,082,607	2,597,310	1,377,729

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
3.1 The Certificate of Incorporation of S&P Global Inc., as amended and restated on April 27, 2016
3.2 The By-Laws of S&P Global Inc., as amended and restated on April 27, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

S&P Global Inc.

/s/ Katherine J. Brennan
By:     Katherine J. Brennan
Senior Vice President, Deputy General Counsel
& Corporate Secretary

Dated: April 29, 2016